Ave Maria Mutual Funds

Supplement to the Prospectus and Statement of Additional Information
Dated May 1, 2024

Ave Maria Value Fund (AVEMX)

Ave Maria Growth Fund (AVEGX)

Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria World Equity Fund (AVEWX)

Ave Maria Focused Fund (AVEAX)

Ave Maria Bond Fund (AVEFX)

Important Information for Shareholders of the Ave Maria Focused Fund:

Effective April 28, 2025, the name of the Ave Maria Focused Fund (the “Fund”) will change to the “Ave Maria Growth Focused Fund” in order to differentiate the Fund from the Ave Maria Value Focused Fund, formerly known as the Schwartz Value Focused Fund. The Fund’s name change will not result in any material change to the investment strategies and investment processes that are currently used by Schwartz Investment Counsel, Inc. (the “Adviser”) to manage the Fund as the Fund will continue to seek long-term capital appreciation by investing in equity securities that are believed to have high growth potential.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE